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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 2, 2003

                          DANIELSON HOLDING CORPORATION

                                 ---------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       1-6732                  95-6021257
          --------                       ------                  ----------
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                             2 NORTH RIVERSIDE PLAZA
                                    SUITE 600
                             CHICAGO, ILLINOIS 60606

                          -----------------------------

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (312) 466-4030

                                ----------------

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER MATERIAL EVENTS AND REGULATION FD DISCLOSURES.

         This Current Report on Form 8-K/A amends the Current Report on Form 8-K previously filed by Danielson Holding Corporation (the "Company") with the Securities and Exchange Commission on December 5, 2003 (the "Prior 8-K") in connection with the Company's proposed acquisition of the energy and water business of Covanta Energy Corporation ("Covanta"). This Amendment to the Current Report on Form 8-K/A is filed solely to disclose (i) material exhibits to the Investment and Purchase Agreement, dated as of December 2, 2003 (the "Purchase Agreement") among the Company and Covanta and (ii) material exhibits to the Note Purchase Agreement dated December 2, 2003 (the "Note Purchase Agreement") among the Company, SZ Investments, L.L.C., Third Avenue Trust, on behalf of Third Avenue Fund, and D. E. Shaw Laminar Portfolios, L.L.C. Both the Purchase Agreement and the Note Purchase Agreement were previously filed as exhibits to the Company's Prior 8-K.

         In addition, the following events have occurred subsequent to December 5, 2004 in the Bankruptcy: (1) on December 17, 2003, the Bankruptcy Court for the Southern District of New York approved the expense reimbursement, termination fee and exclusivity provisions of the Purchase Agreement, and established procedures for giving notice of and set a hearing date of January 14, 2004 for approval of the disclosure statement related to the new alternative proposed plan of reorganization of Covanta and a new alternative plan of liquidation for certain non-core businesses of Covanta, all in connection with the Company's proposed acquisition of Covanta's energy and water business in connection with Covanta's emergence from Chapter 11 proceedings in bankruptcy; and (2) on January 14, 2004, the Bankruptcy Court approved the disclosure statement and set a hearing date of March 3, 2004 for confirmation of the
Company's proposed plan of reorganization.   Copies of such proposed disclosure
statement, proposed reorganization plan (for certain core entities) and proposed liquidation plan (for certain non- core entities) have been made available by Covanta at its corporate website at www.covantaenergy.com.

         THIS AMENDMENT TO CURRENT REPORT ON FORM 8-K/A SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF COVANTA ENERGY CORPORATION, DANIELSON HOLDING CORPORATION OR ANY OF THEIR AFFILIATES NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION, OR, IF FOR THE ADMINISTRATIVE CONVENIENCE OF THE COURT SYSTEM, THE PROPOSED TRANSACTIONS ARE IMPLEMENTED THROUGH A VOLUNTARY PLAN UNDER THE BANKRUPTCY CODE, A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN UNDER THE BANKRUPTCY CODE. ANY SUCH OFFER OR SOLICITATION WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements made herein may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"),
Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission, all as may

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be amended from time to time. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan", "believe", "expect", "anticipate", "intend", "estimate", "project", "may", "will", "would", "could", "should", "seeks", or "scheduled to", or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. The Company cautions investors that any forward-looking statements made by the Company are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to the Company, include, but are not limited to, Covanta's and the Company's ability to successfully consummate the transactions contemplated by the proposed acquisition and financial restructuring, Covanta's ability to obtain the consent of its creditors; and other factors, risks and uncertainties that are described in Item 1 of the Company's Annual Report on Form 10-K for the year ended December 27, 2002 and in other securities filings by Danielson or Covanta. Although the Company believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of its forward-looking statements. The Company's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in the this press release filed in the Current Report on Form 8-K which this Form 8-K/A amends are made only as of the date thereof and neither the Company nor Covanta has any or has undertaken any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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(c)      Exhibits. The following exhibits are filed with this document:

         2.1 Investment and Purchase Agreement between Danielson Holding Corporation and Covanta Energy Corporation dated December 2, 2003 (previously filed on Form 8-K dated December 2, 2003 - File No. 001-6732), and material exhibits thereto, which are filed herewith.*

                  * All schedules to this Exhibit 2.1 filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of this Exhibit 2.1. The Company will supplementally furnish a copy of any omitted schedule to the Commission upon request.

         2.2 Note Purchase Agreement between Danielson Holding Corporation and SZ Investments, L.L.C., Third Avenue Trust, on behalf of Third Avenue Value Fund, and D. E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003 (previously filed on Form 8-K dated December 2, 2003 - File No. 001-6732), and material exhibits thereto, which are filed herewith.*

                  * All schedules to this Exhibit 2.2 filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of this Exhibit 2.2. The Company will supplementally furnish a copy of any omitted schedule to the Commission upon request.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            DANIELSON HOLDING CORPORATION
                                            (Registrant)

                                            By:    /s/ Philip G. Tinkler
                                                   -----------------------------
                                            Name:  Philip G. Tinkler,
                                            Title: Chief Financial Officer

Date: January 30, 2004

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                          DANIELSON HOLDING CORPORATION

                                  EXHIBIT INDEX

EXHIBIT NUMBER                       DESCRIPTION OF EXHIBIT

    2.1 Investment and Purchase Agreement between Danielson Holding Corporation and Covanta Energy Corporation dated December 2, 2003 (previously filed on Form 8-K dated December 2, 2003 - File No. 001-6732), and the material exhibits thereto, which are filed herewith.*

                  * All schedules to this Exhibit 2.1 filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of this Exhibit 2.1. The Company will supplementally furnish a copy of any omitted schedule to the Commission upon request.

    2.2 Note Purchase Agreement between Danielson Holding Corporation and SZ Investments, L.L.C., Third Avenue Trust, on behalf of Third Avenue Value Fund, and D. E. Shaw Laminar Portfolios, L.L.C. dated December 2, 2003 (previously filed on Form 8-K dated December 2, 2003 - File No. 001-6732), and the material exhibits thereto, which are filed herewith.

                  * All schedules to this Exhibit 2.2 filed herewith have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A list of the omitted schedules appears at the end of this Exhibit 2.2. The Company will supplementally furnish a copy of any omitted schedule to the Commission upon request.